UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Arbor Rapha Capital Bioholdings Corp. I

(Name of Registrant as Specified in its Charter)

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Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Boulevard, Suite 900
Uniondale, NY 11553
PROXY STATEMENT FOR SPECIAL MEETING OF
ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I
Dear Stockholders of Arbor Rapha Capital Bioholdings Corp. I:
You are cordially invited to attend (in person or by proxy) a special meeting of Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at 10:00 a.m., Eastern time, on March 3, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000. The accompanying proxy statement is dated February 10, 2023, and is first being mailed to stockholders of the Company on or about February 13, 2023.
Please promptly submit your proxy vote by completing, signing, dating and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Liquidation Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in Annex A of the accompanying proxy statement) to change the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company with one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease all operations, except for the purpose of winding up, if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021, (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ over-allotment option, collectively, the “Public Shares”) from August 2, 2023 (which we refer to as the “Current Termination Date”) to March 7, 2023 (the “Liquidation Amendment”, such date, the “Amended Termination Date”, and such proposal, the “Liquidation Proposal”);

2.
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Liquidation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Liquidation Proposal is to allow the Company to be dissolved and liquidated, and have the ability to return capital to our stockholders, (including in connection with the Optional Redemption (as defined below)) no later than March 31, 2023, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.
If the Liquidation Proposal is approved and implemented, our Certificate of Incorporation provides that holders of Public Shares (the “Public Stockholders”) may elect to redeem their Public Shares (the “Optional Redemption”) for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the total number of then issued and outstanding shares of Class A Common Stock, regardless of how such Public Stockholders vote on the proposals or if they vote at all.
Based upon the amount held in the Trust Account as of February 8, 2023, which was approximately $732,121.57, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.25 at the time of the Special Meeting. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on March 1, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Liquidation Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Liquidation Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Additionally, we will not redeem shares if the Liquidation Proposal is not approved or not implemented. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Current Termination Date. However, the Sponsor and its permitted transferees collectively have the right to vote approximately 98.6% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Liquidation Proposal. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender.
If the Liquidation Proposal is approved and implemented, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the Trust Account, including interest (net of taxes payable), divided by the total number of then issued and outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Liquidation Proposal is approved and implemented, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Current Termination Date or the Amended Termination Date. If (x) the Liquidation Proposal is approved and implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Current Termination Date or, if the Liquidation Proposal is approved and implemented, the Amended Termination Date.
Approval of the Liquidation Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the Record Date (as defined below).
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
Notwithstanding the approval of the Liquidation Proposal, our Board may decide to abandon the Liquidation Proposal at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. If our Board abandons the Liquidation Proposal, Public Stockholders will not be entitled to exercise redemption rights.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE LIQUIDATION PROPOSAL AND THE ADJOURNMENT PROPOSAL.
The Board has fixed 5:00 p.m., Eastern time, on February 8, 2023, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Current Termination Date or the Amended Termination Date. If the Liquidation Proposal is approved and implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and its stockholders.
To ensure your representation at the Special Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.
A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of the Company’s Common Stock required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.
On behalf of the Board, we would like to thank you for your support of Arbor Rapha Capital Bioholdings Corp. I.
February 10, 2023
By Order of the Board,
/s/ Ivan Kaufman

Ivan Kaufman
Chief Executive Officer and Chairman of the Board of Directors
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD SHARES OF CLASS A COMMON STOCK, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN THE OPTIONAL REDEMPTION UNLESS THE LIQUIDATION PROPOSAL IS APPROVED AND IMPLEMENTED. IF THE LIQUIDATION PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY THE CURRENT TERMINATION DATE.

This proxy statement is dated February 10, 2023
and is first being mailed to our stockholders with the form of proxy on or about February 13, 2023.
IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to complete, sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Boulevard, Suite 900
Uniondale, NY 11553
NOTICE OF SPECIAL MEETING
TO BE HELD ON MARCH 3, 2023
Dear Stockholders of Arbor Rapha Capital Bioholdings Corp. I,
NOTICE IS HEREBY GIVEN that the special meeting of Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at 10:00 a.m., Eastern time, on March 3, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000. The accompanying proxy statement is dated February 10, 2023, and is first being mailed to stockholders of the Company on or about February 13, 2023.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Liquidation Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in Annex A of the accompanying proxy statement) to change the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company with one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease all operations, except for the purpose of winding up, if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021, (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ over-allotment option, collectively, the “Public Shares”) from August 2, 2023 (which we refer to as the “Current Termination Date”) to March 7, 2023 (the “Liquidation Amendment”, such date, the “Amended Termination Date”, and such proposal, the “Liquidation Proposal”);

2.
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Liquidation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
Approval of the Liquidation Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock (as defined below) and entitled to vote thereon as of 5:00 p.m., Eastern time, on February 8, 2023 (the “Record Date”).
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.

Notwithstanding the approval of the Liquidation Proposal, our Board may decide to abandon the Liquidation Proposal at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. If our Board abandons the Liquidation Proposal, holders of Public Shares (the “Public Stockholders”) will not be entitled to exercise redemption rights.
If the Liquidation Proposal is approved and implemented, our Certificate of Incorporation provides that Public Stockholders may elect to redeem their Public Shares (the “Optional Redemption”) for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the total number of then issued and outstanding shares of Class A Common Stock, regardless of how such Public Stockholders vote on the proposals or if they vote at all.
Based upon the amount held in the Trust Account as of February 8, 2023, which was approximately $732,121.57, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.25 at the time of the Special Meeting. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on March 1, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Liquidation Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Liquidation Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Additionally, we will not redeem shares if the Liquidation Proposal is not approved or not implemented. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Current Termination Date. However, the Sponsor and its permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote approximately 98.6% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Liquidation Proposal. In the event that a Public Stockholder tenders their Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that they do not want to redeem their shares, such Public Stockholder may withdraw the tender.

We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Current Termination Date or the Amended Termination Date. If (x) the Liquidation Proposal is approved and implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
The Company’s sponsor is Arbor Rapha Capital LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, and collectively with the Class A Common Stock, the “Common Stock”) held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.25 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.25 per share due to reductions in the value of the assets in the Trust Account, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
If the Liquidation Proposal is approved and implemented, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the Trust Account, including interest (net of taxes payable), divided by the total number of then issued and outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Liquidation Proposal is approved and implemented, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.
The withdrawal of any funds from the Trust Account in connection with the Optional Redemption will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $732,121.57 that was in the Trust Account as of February 8, 2023.
Only stockholders of record of the Company as of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 4,373,832 shares of Common Stock issued and outstanding, including (i) 61,332 shares of Class A Common Stock and (ii) 4,312,500 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.
YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.
February 10, 2023
By Order of the Board,
/s/ Ivan Kaufman

Ivan Kaufman
Chief Executive Officer and Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON MARCH 3, 2023
This notice of Special Meeting and proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 29, 2022 (our “Annual Report”), and our
Quarterly Report on Form 10-Q for the period ended September 30, 2022, are available at https://ir.arcbiocorp.com/#sec-filings.

i

ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 10:00 a.m., Eastern time, on March 3, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of Arbor Rapha Capital Bioholdings Corp. I, a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at 10:00 a.m., Eastern time, on March 3, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other filings with the Securities and Exchange Commission (the “SEC”).
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:
•
our being a company with no operating history and no revenue;

•
our ability to amend the date by which we must complete an initial Business Combination (as defined above) to the Amended Termination Date (as defined above);

•
the amount of redemptions by Public Stockholders (as defined above) in the Optional Redemption (as defined above) or the initial Business Combination;

•
our ability to complete our initial Business Combination;

•
actual and potential conflicts of interest relating to our Sponsor (as defined above) and other entities in which members of our management team are involved;

•
the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

•
our public securities’ potential liquidity and trading;

•
the lack of a market for our securities;

•
the effect of Nasdaq’s planned delisting of our securities;

•
the use of proceeds not held in the Trust Account (as defined above) or available to us from interest income on the Trust Account balance;

•
the Trust Account not being subject to claims of third parties;

•
our financial performance; and

•
the other risk and uncertainties discussed in “Item 1A. Risk Factors,” elsewhere in our Annual Report on Form 10-K and in our other SEC filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held in person on March 3, 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
The Company is a blank check company incorporated on March 4, 2021, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial Business Combination. On October 28, 2021, we entered into that certain Investment Management Trust Agreement, dated October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”) in connection with the IPO and a potential initial Business Combination.
On November 2, 2021, the Company consummated its IPO of its units, with each unit consisting of one share of Class A Common Stock (as defined above) and one-third of one redeemable warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 units. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,133,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $6,199,999.50. Following the closing of the IPO, a total of $176,812,500 (approximately $10.25 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. In addition, the Sponsor lent the Company $4,312,500 as of the closing date of the IPO (the “Sponsor Loan”). The Sponsor Loan bears no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Company’s Public Shares (as defined above) (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into sponsor loan warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.50 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants are identical to the private placement warrants. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is approximately $10.25 per Public Share. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Company’s Public Stockholders. The Company’s Certificate of Incorporation (as defined above) provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if it does not complete an initial Business Combination by August 2, 2023 (the “Current Termination Date”).
The purpose of the Liquidation Proposal (as defined above) is to allow the Company to be dissolved and liquidated, and have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than March 31, 2023, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?
You are being asked to vote on the following proposals:
(a)
Proposal No. 1 — The Liquidation Proposal — a proposal to amend the Company’s Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in Annex A of the accompanying proxy statement) to change the date by which the Company must either (i) consummate an initial Business Combination, or (ii) cease all operations, except for the purpose of winding up, if it fails to complete such initial Business Combination, and redeem all of the Company’s Public Shares, from the Current Termination Date to March 7, 2023;

(b)
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Liquidation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Current Termination Date or the Amended Termination Date. If the Liquidation Proposal is approved and implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and its stockholders.
Can I attend the Special Meeting?
The Special Meeting will be held on March 3, 2023, at 10:00 a.m., Eastern time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY, 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Special Meeting will comply with the meeting rules of conduct. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.
You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.
Why should I vote to approve the Liquidation Proposal?
We believe our stockholders will benefit from allowing the Company to have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than March 31, 2023, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.
Since our IPO, our management team evaluated more than 30 target businesses and employed a broad set of search criteria for potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders.

We have considered the current adverse market conditions, including (i) a limited pool of public company ready business combination partners and their diminished interest in pursuing a public listing via a SPAC, (ii) the overall decline in the SPAC market, (iii) high redemption rates of SPACs, (iv) increased regulatory uncertainty around SPACs, and (v) the evaporation of the private investment in public equity (“PIPE”) market. We also considered the financial benefits to Public Stockholders of dissolving and liquidating prior to the Current Termination Date.
After considering the foregoing circumstances, we have determined that it in the best interests of the Company and its stockholders for the Company to accelerate the date of its dissolution and liquidation to no later than March 31, 2023.
The purpose of the Liquidation Proposal is to allow the Company to be dissolved and liquidated, and have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than March 31, 2023, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.
Our Board recommends that you vote “FOR” each of the proposals, but expresses no opinion as to whether you should redeem your Public Shares.
When would the Board abandon the Liquidation Proposal?
Our Board will abandon the Liquidation Proposal if our stockholders do not approve the Liquidation Proposal. Additionally, we may decide to abandon the Liquidation Proposal at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware.
How do the Company insiders intend to vote their shares?
The Initial Stockholders (as defined above) collectively have the right to vote approximately 98.6% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
What vote is required to approve the Liquidation Proposal?
Approval of the Liquidation Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the Record Date (as defined above).
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
What if I want to vote against or do not want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you should vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on either of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Will you seek any further amendments to liquidate the Trust Account?
Other than the Liquidation Amendment (as defined above), until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must consummate an initial Business Combination or liquidate the Trust Account.

How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940) and to facilitate redemptions of Public Shares, the Company may, at any time, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and the liquidation of the Company.
If the Liquidation Proposal is approved, what happens next?
We believe our stockholders will benefit from allowing the Company to have the ability to return capital to our stockholders (including in connection with the Optional Redemption) no later than March 31, 2023, by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.
Upon approval of the Liquidation Proposal by the required number of votes, we plan to promptly file the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto. However, we may decide to abandon the Liquidation Proposal at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. If we abandon the Liquidation Proposal, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Current Termination Date or the Amended Termination Date. If (x) the Liquidation Proposal is approved and implemented and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
The withdrawal of any funds from the Trust Account in connection with the Optional Redemption will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $732,121.57 that was in the Trust Account as of February 8, 2023.
There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the Liquidation Proposal is approved and implemented, will expire worthless if we fail to complete our initial Business Combination by the Amended Termination Date.

What happens if the Liquidation Proposal is not approved or not implemented?
If the Liquidation Proposal is not approved or not implemented and we do not consummate an initial Business Combination by the Current Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
Additionally, if the Liquidation Proposal is not approved, then we will not proceed with the Liquidation Amendment and we will not redeem any Public Shares in the Optional Redemption.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Current Termination Date or, if the Liquidation Proposal is approved and implemented, the Amended Termination Date.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, and collectively with the Class A Common Stock, the “Common Stock”) held by it or them, as applicable, if the Company fails to complete an initial Business Combination by the Current Termination Date, or, if the Liquidation Proposal is approved and implemented, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the date that the Special Meeting ends. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the date that the Special Meeting ends, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later- dated, signed proxy card to the Company’s Secretary at 333 Earle Ovington Blvd, Suite 900 Uniondale, NY 11553, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on March 3, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
What is a quorum?
Holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. As of the record date for the Special Meeting, 2,186,917 shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “ABSTAIN” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Who can vote at the Special Meeting?
Holders of shares of Common Stock as of 5:00 p.m., Eastern time on February 8, 2023, the Record Date, are entitled to vote at the Special Meeting. On the Record Date, there were 4,373,832 shares of Common Stock issued and outstanding, including (i) 61,332 shares of Class A Common Stock and (ii) 4,312,500 shares of Class B Common Stock. The Company’s warrants and preferred stock do not have voting rights in connection with the proposals.
In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock, constituting approximately 98.6% of our issued and outstanding shares of Common Stock.
Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.
“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your Common Stock at the Special

Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Liquidation Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.
Are there any appraisal or similar rights for dissenting stockholders?
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
What happens to the Company’s warrants?
If (x) the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or the not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, our warrants will expire worthless.
How do I vote?
If you are a holder of record of shares of Common Stock on February 8, 2023, the Record Date for the Special Meeting, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
How do I redeem my Public Shares?
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on March 1, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Liquidation Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken at the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Additionally, we will not redeem shares if the Liquidation Proposal is not approved or not implemented. In such case, Public Shares, which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Current Termination Date. However, The Initial Stockholders collectively have the right to vote approximately 98.6% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Liquidation Proposal.
For a further discussion of redemption considerations, see the section entitled “Proposal No. 1 — The Liquidation Proposal — Redemption Rights.”
How do I withdraw my redemption request?
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken at the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Broadridge a fee of $7,500, plus disbursements, postage and the out of pocket bank and broker fees for the beneficial mailing. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
How will the Excise Tax included in the Inflation Reduction Act of 2022 impact redemptions of our Public Shares after December 31, 2022?
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), which imposes an excise tax on “covered corporations” (generally, publicly traded domestic corporations) equal to 1% of the fair market value of certain stock repurchased after December 31, 2022, (the “Excise Tax”). On December 27, 2022, the Department of the Treasury and the Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the Excise Tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).
Under the Notice, repurchases of stock by a covered corporation that occur in the same taxable year the covered corporation liquidates are generally not expected to be subject to the Excise Tax. Accordingly, because we plan to liquidate during our current taxable year ending December 31, 2023, we do not expect redemptions of our Public Shares that occur in the same taxable year as such liquidation (including redemptions in connection with this proxy) to be treated as repurchases subject to the Excise Tax.
Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Blvd, Suite 900
Uniondale, NY 11553
Telephone: (516) 506-4200
You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on March 1, 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com Telephone: (917) 232-2373

RISK FACTORS
Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.
If the Liquidation Proposal is approved and implemented, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the Trust Account, including interest (net of taxes payable), divided by the total number of then issued and outstanding shares of Class A Common Stock. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Liquidation Proposal is approved and implemented, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.
In the event the Liquidation Proposal is approved and implemented, the ability of our Public Stockholders to exercise redemption rights in the Optional Redemption with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
A Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash in the Optional Redemption. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell your Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.
Nasdaq plans to delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
On January 13, 2023, Nasdaq notified us that Nasdaq determined to halt trading of our securities and to commence proceedings to delist the Company’s securities from Nasdaq as the Company no longer satisfies the requirements of Listing Rule 5450(b)(2)(B), requiring a minimum of $50 million Market Value of Listed Securities requirement (as defined therein); Listing Rule 5450(b)(2)(A), requiring a minimum 1,100,000 Publicly Held Shares (as defined therein); and Listing Rule 5450(b)(2)(C), requiring a minimum of $15 million Market Value of Publicly Held Shares (as defined therein) requirement. Additionally, Nasdaq noted that the Company does not comply with either of the alternative requirements for continued listing on the Nasdaq Global Market under Listing Rules 5450(b)(1) or 5450(b)(3), or the requirement for continued listing on the Nasdaq Capital Market under Listing Rule 5550.
Once Nasdaq has officially delisted our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities to be quoted on an over-the-counter market. In this over-the-counter market, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, because our securities will no longer be listed on Nasdaq, our securities will no longer be considered “covered securities” for the purpose of The National Securities Markets Improvement Act of 1996, which is a federal statute that prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Therefore, our securities will be subject to regulation in each state in which we offer our securities.

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held in person or by proxy at 10:00 a.m., Eastern time, on March 3, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001, to vote upon the proposals to be put to the Special Meeting. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at One Manhattan West, New York, NY 10001, telephone (212) 735-3000.
At the Special Meeting, you will be asked to consider and vote upon proposals to:
1.
Proposal No. 1 — The Liquidation Proposal — a proposal to amend the Company’s Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in Annex A of the accompanying proxy statement) to change the date by which the Company must either (i) consummate an initial Business Combination, or (ii) cease all operations, except for the purpose of winding up, if it fails to complete such initial Business Combination, and redeem all of the Company’s Public Shares, from the Current Termination Date to March 7, 2023;

2.
Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal, which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Liquidation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

3.
any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date
Only stockholders of record of the Company as of 5:00 p.m., Eastern time, on February 8, 2023, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 4,373,832 shares of Common Stock issued and outstanding, including (i) 61,332 shares of Class A Common Stock and (ii) 4,312,500 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Stockholders
Holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. As of the record date for the Special Meeting, 2,186,917 shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “ABSTAIN” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non- discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
The Initial Stockholders are entitled to vote approximately 98.6% of the Common Stock as of the Record Date. Such shares, as well as any Public Shares further acquired in the aftermarket by the Initial Stockholders, will be voted in favor of the proposals presented at the Special Meeting.

Votes Required
Approval of the Liquidation Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the Record Date.
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting.
If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.
We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Voting
You can vote your shares at the Special Meeting by proxy or by attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Paul Elenio and William Connolly or the chairman of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.
Proxies
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Proxies that are marked “ABSTAIN” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Revocability of Proxies
Stockholders may send a later-dated, signed proxy card to the Company’s Secretary at 333 Earle Ovington Blvd, Suite 900 Uniondale, NY 11553, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on March 3, 2023). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Special Meeting
The Special Meeting will be held in person or by proxy at 10:00 a.m., Eastern time, on March 3, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001. You will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.
You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Broadridge to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Broadridge a fee of $7,500, plus disbursements, postage and the out of pocket bank and broker fees for the beneficial mailing. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights and Appraisal Rights
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
Stockholder Proposals
No business may be transacted at a special meeting other than business that is either (i) specified in the notice of special meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.
Other Business
The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.
Principal Executive Offices and Website
Our principal executive offices are located at 333 Earle Ovington Boulevard, Suite 900, Uniondale, New York 11553. Our telephone number is (516) 506-4200. Our corporate website address is https://arcbiocorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1  —  THE LIQUIDATION PROPOSAL
Background
We are a blank check company, incorporated on March 4, 2021, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
On November 2, 2021, the Company consummated its IPO of 17,250,000 units, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 units. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private placement of 4,133,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $6,199,999.50. Following the closing of the IPO, a total of $176,812,500 (approximately $10.25 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. In addition, the Sponsor lent the Company $4,312,500, which we refer to as the Sponsor Loan, as of the closing date of the IPO. The Sponsor Loan bears no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into Sponsor Loan Warrants at a conversion price of $1.50 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants are identical to the private placement warrants. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is approximately $10.25 per Public Share. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Company’s Public Stockholders. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if we do not complete our initial Business Combination by the Current Termination Date.
The Liquidation Proposal
We are proposing to amend the Certificate of Incorporation pursuant to the amendment to the Certificate of Incorporation in the form set forth in Annex A of this proxy statement to amend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Public Shares, from the Current Termination Date to the Amended Termination Date. If the Liquidation Proposal is approved and the Certificate of Incorporation is amended, such approval and amendment are intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.
Reasons for the Liquidation Proposal
Since our IPO, our management team evaluated more than 30 target businesses and employed a broad set of search criteria for potential target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Amid high valuations in 2021 and a declining IPO market in 2022, we have been unable to secure an opportunity that offered a compelling return on investment for our stockholders.
We have considered the current adverse market conditions, including (i) a limited pool of public company ready business combination partners and their diminished interest in pursuing a public listing via a SPAC, (ii) the overall decline in the SPAC market, (iii) high redemption rates of SPACs, (iv) increased regulatory uncertainty around SPACs, and (v) the evaporation of the PIPE market. We also considered the financial benefits to Public Stockholders of dissolving and liquidating prior to the Current Termination Date.
After considering the foregoing circumstances, we have determined that it in the best interests of the Company and its stockholders for the Company to accelerate the date of its dissolution and liquidation to no later than March 31, 2023.

If the Liquidation Proposal Is Approved
If the Liquidation Proposal is approved, we plan to promptly file the Liquidation Amendment with the Secretary of State of the State of Delaware pursuant to the Certificate of Amendment in the form set forth in Annex A of this proxy statement. However, we may decide to abandon the Liquidation Proposal at any time and for any reason prior to the effectiveness of the filing with the Secretary of State of the State of Delaware. If our Board abandons the Liquidation Proposal, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.
If the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
If the Liquidation Proposal is approved and implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Liquidation Proposal is approved and implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $732,121.57 that was in the Trust Account as of February 8, 2023.
If the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.
If the Liquidation Proposal Is Not Approved
If the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
Additionally, if the Liquidation Proposal is not approved, then we will not proceed with the Liquidation Amendment and we will not redeem any Public Shares in the Optional Redemption.
If the Liquidation Proposal is not approved or not implemented and we do not consummate an initial Business Combination by the Current Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.
Redemption Rights
If the Liquidation Proposal is approved and implemented, each Public Stockholder may seek to redeem his, her or its Public Shares in the Optional Redemption. Public Stockholders who do not elect to redeem their Public Shares in the Optional Redemption will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial Business Combination, or, if the Company has not consummated an initial Business Combination, by the Amended Termination Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON MARCH 1, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION LISTED UNDER THE QUESTION “WHO CAN HELP ANSWER MY QUESTIONS?” YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE ANTICIPATED EFFECTIVE DATE OF THE LIQUIDATION AMENDMENT AND REDEMPTIONS.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on March 1, 2023 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental, our transfer agent, is listed under the question “Who can help answer my questions?” above. Pursuant to the Certificate of Incorporation, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Liquidation Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken at the Special Meeting. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” above.
Additionally, we will not redeem shares if the Liquidation Proposal is not approved or not implemented. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Current Termination Date. However, The Initial Stockholders collectively have the right to vote approximately 98.6% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Liquidation Proposal.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.
Public Shares that have not been tendered in accordance with these procedures prior to the vote at the Special Meeting will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically, as applicable). You may make such request by contacting our transfer agent at the address listed above in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?”. In the event that a Public Stockholder tenders shares and the Liquidation Proposal is not approved or not implemented, these shares will not be redeemed in connection with the Optional Redemption and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Liquidation Proposal will not be approved or not be implemented. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Based upon the amount held in the Trust Account as of February 8, 2023, which was approximately $732,121.57, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.25 at the time of the Special Meeting. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive the above described cash amount for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote at the Special Meeting. The Company anticipates that a Public Stockholder who tenders shares for redemption in the Optional Redemption would receive payment of the redemption price for such shares soon after the approval of the Liquidation Proposal.
Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Liquidation Proposal. However, Public Stockholders will not have their shares redeemed in the Optional Redemption unless the Liquidation Proposal is approved and implemented. In the event that a Public Stockholder tenders its Public Shares for redemption in the Optional Redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such Public Stockholder may withdraw the tender. If the Liquidation Proposal is not approved or not implemented, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have its Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Current Termination Date.
If the Liquidation Proposal is approved and implemented, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption will receive a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the Trust Account, including interest (net of taxes payable), divided by the total number of then issued and outstanding Public Shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Liquidation Proposal is approved and implemented, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their Public Shares in the Optional Redemption.
United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Liquidation Proposal is approved and implemented, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
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the Sponsor or our directors and officers;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market method of accounting;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent (5%) or more of our voting shares or five percent (5%) or more of the total value of all classes of our shares;

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persons that acquired Class A Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

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persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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governmental organizations and qualified foreign pension funds;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

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controlled foreign corporations; and

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passive foreign investment companies.

If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A Common Stock or warrants, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof. All of the foregoing are subject to change, which could affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described herein. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN JURISDICTION.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States,

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a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

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an estate whose income is subject to U.S. federal income tax regardless of its source, or

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a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “— Non-U.S. Holders.”
Redemption of Public Shares
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
We expect that a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.
If the Liquidation Proposal is approved and implemented, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under “— U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation Amendment” and “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If a non-liquidating redemption qualifies as a sale or exchange of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a non-liquidating redemption does not qualify as a sale or exchange of Public Shares, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Non-Liquidating Distributions.”
A non-liquidating redemption will generally qualify as a sale or exchange of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only Public Shares actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than eighty percent 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the shares of our stock actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of our stock owned by certain family members and such U.S. Holder does not constructively own any other stock. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.
If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Redemption of Public Shares in Connection with Our Liquidation Amendment
A U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In the event the Liquidation Proposal is approved and implemented, such redemption is expected to occur no later than March 31, 2023.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions
If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.
Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Expiration of a Warrant
If the Liquidation Proposal is approved and implemented, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.
Non-U.S. Holders
Taxation of Non-Liquidating Distributions
If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under “— Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).
Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:
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the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

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the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

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we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares, and, in the case where Public Shares are regularly traded on an established securities market, the non-U.S. holder has owned, directly or constructively, more than 5% of our Company Common Stock at any time within the shorter of the five-year period preceding the disposition or such non-U.S. holder’s holding period for the Class A Common Stock.

Gain described in the first bullet point above will generally be subject to tax at applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.
Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.
It is possible that a withholding agent may not be able to determine the proper characterization of a redemption of a non-U.S. Holder’s shares of Class A Common stock, in which case such withholding agent might treat the redemption as a non-liquidating distribution subject to withholding tax.
Expiration of a Warrant
If the Liquidation Proposal is approved and implemented, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.
FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including non-liquidating distributions treated as dividends as described above) on our Company Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A Common Stock.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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If (x) the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, the 4,312,500 shares of Class B Common Stock held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 4,133,333 private placement warrants held by the Sponsor;

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In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any Public Shares offered in the IPO that it or they hold if we do not consummate an initial Business Combination by February 2, 2023; however, if the Liquidation Proposal is approved and implemented, that agreement will be amended to allow the Sponsor and our officers and directors to redeem any such Public Shares if we do not consummate an initial Business Combination by the Amended Termination Date;

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In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

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All rights specified in the Certificate of Incorporation relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if (x) the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial Business Combination and receive compensation thereafter;

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•
The Sponsor lent the Company $4,312,500 as of the closing date of the IPO. The Sponsor Loan will bear no interest. The proceeds of the Sponsor Loan were deposited into the Trust Account and will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law). The Sponsor Loan shall be repaid or converted into Sponsor Loan Warrants at a conversion price of $1.50 per warrant, at the Sponsor’s discretion. The Sponsor Loan Warrants would be identical to the private placement warrants sold. The Sponsor Loan was extended in order to ensure that the amount in the Trust Account is approximately $10.25 per Public Share. If the Company does not complete an initial Business Combination, the Company will not repay the Sponsor Loan and its proceeds will be distributed to the Company’s Public Stockholders. Our Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if we do not complete our initial Business Combination by the Current Termination Date. The Sponsor has waived any claims against the Trust Account in connection with the Sponsor Loan. As of September 30, 2022, there was $4,312,500 outstanding under the Sponsor Loan. If the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, the Sponsor’s claim for repayment will be substantially burdened.
Vote Required for Approval
Approval of the Liquidation Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock entitled to vote thereon as of the record date. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. If (x) the Liquidation Proposal is approved and implemented, and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Liquidation Proposal is not approved or not implemented, and we do not consummate an initial Business Combination by the Current Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Current Termination Date or, if the Liquidation Proposal is approved and implemented, the Amended Termination Date.
The Sponsor and all of the Company’s directors and officers are expected to vote all shares of Common Stock owned by them in favor of the Liquidation Amendment. On the Record Date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 4,312,500 shares of Class B Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class B Common Stock and their respective ownership thereof.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Liquidation Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Liquidation Amendment.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
LIQUIDATION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Liquidation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote thereon at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a proposal that the adjournment of the special meeting to a later date or dates to be determined by the chairman of the special meeting, if necessary, be confirmed, ratified and approved in all respects.”
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of February 8, 2023, with respect to our shares of Common Stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 4,373,832 shares of Common Stock outstanding as of February 8, 2023, including 61,332 shares of Class A Common Stock and 4,312,500 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of February 8, 2023.
	Class A Common Stock		Class B Common Stock(1)
	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Approximate Percentage of Issued and Outstanding Common Stock
Name and Address of Beneficial Owner(1)
Arbor Rapha Capital LLC(3)	—	—	4,312,500	98.6%
Ivan Kaufman(4)	—	—	—	—
Kevin Slawin(4)	—	—	—	—
Paul Elenio	—	—	—	—
William Connolly	—	—	—	—
John Natalone	—	—	—	—
Cyrus D. Walker(4)	—	—	—	—
Ralph Mack(4)	—	—	—	—
Avery Modlin(4)	—	—	—	—
All executive officers and directors as a group (eight individuals)	—	—	4,312,500	98.6%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Arbor Rapha Capital Bioholdings Corp. I, 333 Earle Ovington Blvd., Suite 900, Uniondale, NY 11553.

(2)
Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-259516).

(3)
Arbor Rapha Capital LLC, our Sponsor, is the record holder of 4,312,500 shares of Class B Common stock. Ivan Kaufman is the key principal of Arbor Management LLC, a New York limited liability company, which controls Arbor Commercial Mortgage, LLC, a New York limited liability company, which is the managing member of Arbor Rapha Capital, LLC, a Delaware limited liability company. By virtue of his control over our Sponsor, Mr. Kaufman may be deemed to beneficially own shares held by our Sponsor.
(4)
Information does not reflect interests held in our Sponsor. See “Item 11. Executive Compensation” for additional information regarding interests held in our Sponsor.

Our Initial Stockholders beneficially own approximately 98.6% of our issued and outstanding shares of Common Stock and have the right to elect all of our directors prior to our initial Business Combination as a result of holding all of the shares of Class B Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Certificate of Incorporation and approval of significant corporate transactions.

OTHER MATTERS
Stockholder Proposals
No business may be transacted at a special meeting other than business that is either (i) specified in the notice of special meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.
Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2021, are included in our Annual Report on Form 10-K, filed with the SEC on March 29, 2022. This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Arbor Rapha Capital Bioholdings Corp. I, 333 Earle Ovington Blvd, Suite 900, Uniondale, NY 11553.
Delivery Of Documents To Stockholders
For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 333 Earle Ovington Blvd, Suite 900, Uniondale, NY 11553 or (516) 506-4200, to inform us of their request; or

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if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings” at https://ir.arcbiocorp.com/
#sec-filings. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Arbor Rapha Capital Bioholdings Corp. I
333 Earle Ovington Blvd, Suite 900
Uniondale, NY 11553
(516) 506-4200

If you are a stockholder of the Company and would like to request documents, please do so by February 24, 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
February 10, 2023

ANNEX A
FORM OF
CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I
Arbor Rapha Capital Bioholdings Corp. I., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST: Article IX, Section 9.1(b) is hereby amended and restated in its entirety to read as follows:
“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by March 7, 2023 and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by March 7, 2023 or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Arbor Rapha Capital LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
SECOND: Article IX, Section 9.2(d) is hereby amended and restated in its entirety to read as follows:
“(d) In the event that the Corporation has not consummated an initial Business Combination by March 7, 2023, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”
THIRD: Article IX, Section 9.7 is hereby amended and restated in its entirety to read as follows:
“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not

A-1

consummated an initial Business Combination by March 7, 2023, or with respect to any other provision herein relating to stockholder’s rights or pre- initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.”

A-2

ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I 333 EARLE OVINGTON BLVD., SUITE 900UNIONDALE, NY 11553 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96134-S61214 KEEP THIS PORTION FOR YOUR RECORDS ARBOR RAPHA CAPITAL BIOHOLDINGS CORP. I THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals: 1.The Liquidation Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in Annex A of the accompanying proxy statement) to change the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business For Against Abstain combination, involving the Company with one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease all operations, ! ! !except for the purpose of winding up, if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class ACommon Stock, par value $0.0001 per share (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021, (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ over-allotment option, collectively, the “Public Shares”) from August 2, 2023 (which we refer to as the “Current Termination Date”) to March 7, 2023 (the “Liquidation Amendment”, such date, the “Amended Termination Date”, and such proposal, the “Liquidation Proposal”); and2.The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further!!!solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Liquidation Proposal(the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Liquidation Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.D96135-S61214Arbor Rapha Capital Bioholdings Corp. I Special Meeting of ShareholdersMarch 3, 2023, 10:00 AMThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Paul Elenio and William Connolly, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Arbor Rapha Capital Bioholdings Corp. I that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 AM on March 3, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side